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                                                                   Exhibit 10.70


                          AMENDMENT NUMBER NINETEEN TO
             THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows, effective as of the dates set forth below:

     1. Section 10.3 of the Plan is hereby amended by deleting "or 2007" each time it appears therein and replacing it in each such instance with ", 2007, 2008 or 2009."

     2.   This amendment shall be effective as of January 1, 2008.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by an officer thereunto duly authorized on the date noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ Lynne E. DiStasio
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Name/Title: Lynne E. DiStasio, V.P.
            -------------------------
Date:  12/8/08
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Witness: /s/ Lucida Plummer
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